UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas 75201

(Address of principal executive offices) (zip code)

(833) 571-0486

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	CMA PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On August 11, 2025, Comerica Incorporated (the “Company”) issued and sold 16,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40th ownership interest in a share of 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B, no par value per share, with a liquidation preference of $1,000 per share (equivalent to $25 per Depositary Share) (the “Series B Preferred Stock”). The Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware establishing the voting powers, designations, preferences and relative participating, optional and other special rights, and qualifications, limitations or restrictions thereof, of the Series B Preferred Stock on August 7, 2025. Holders of the Depositary Shares are entitled to all proportional rights and preferences of the Series B Preferred Stock (including dividend, voting, redemption and liquidation rights).

Under the terms of the Series B Preferred Stock, the ability of the Company to pay dividends on, make distributions with respect to, or repurchase, redeem or acquire the Company’s common stock or any other stock ranking on parity with or junior to the Series B Preferred Stock, is subject to restrictions in the event that the Company does not declare and either pay or set aside a sum sufficient for payment of dividends on the Series B Preferred Stock for the immediately preceding dividend period.

The foregoing description of the Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations. A copy of the Certificate of Designations, to which the form of certificate representing the Series B Preferred Stock is attached as Exhibit A, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Certificate of Designations became effective upon filing with the Secretary of State of the State of Delaware, and it amends the Company’s Restated Certificate of Incorporation, as amended. The terms of the Series B Preferred Stock are more fully described in Item 3.03 of this Current Report on Form 8-K, which is incorporated by reference herein.

ITEM 8.01	OTHER EVENTS.

On August 4, 2025, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as the representatives of the several underwriters named therein (collectively, the “Underwriters”), under which the Company agreed to sell to the Underwriters 16,000,000 Depositary Shares, each representing a 1/40th ownership interest in a share of Series B Preferred Stock. The Underwriting Agreement contains various representations, warranties and agreements by the Company and indemnification rights and obligations of the parties.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Depositary Shares were issued pursuant to a Deposit Agreement, dated August 11, 2025, by and among the Company, Computershare Inc. and Computershare Trust Company, N.A. and the holders from time to time of the depositary receipts issued thereunder (the “Deposit Agreement”). A copy of the Deposit Agreement, to which the form of depositary receipt is attached as Exhibit A, is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The net proceeds to the Company from the offering of the 16,000,000 Depositary Shares were approximately $392.2 million, after deducting the underwriting discount and estimated offering expenses payable by the Company. The offering was made pursuant to the prospectus supplement dated August 4, 2025 and the accompanying prospectus dated February 9, 2024, filed with the Securities and Exchange Commission pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-277000) (the “Registration Statement”). The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (a) the Underwriting Agreement, (b) the Certificate of Designations, to which the form of certificate representing the Series B Preferred Stock is attached as Exhibit A, (c) the Deposit Agreement, to which the form of depositary receipt is attached as Exhibit A and (d) a validity opinion with respect to the Depositary Shares and the Series B Preferred Stock.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

1.1	Underwriting Agreement, dated August 4, 2025, by and among Comerica Incorporated and BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC as representatives of the several underwriters named in Schedule 1 thereto.

3.1	Certificate of Designations of 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B, dated August 7, 2025, of Comerica Incorporated (filed as Exhibit 3.3 to the Registration Statement on Form 8-A filed on August 8, 2025, and incorporated herein by reference).

4.1	Form of 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B Certificate of Comerica Incorporated (included as Exhibit A to Exhibit 3.1).

4.2	Deposit Agreement, dated August 11, 2025, by and among Comerica Incorporated, Computershare Inc., Computershare Trust Company, N.A. and the holders from time to time of the depositary receipts issued thereunder.

4.3	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Haynes and Boone, LLP.

23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1).

104	The cover page from Comerica’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:	/s/ Von E. Hays
Name:	Von E. Hays
Title:	Senior Executive Vice President and Chief Legal Officer

Date: August 12, 2025